   As filed with the Securities and Exchange Commission on December 22, 1994

                                                 Registration No.
                                                                 -----------
================================================================================

                                   ----------


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                         AIR PRODUCTS AND CHEMICALS, INC.
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
- --------------------------------------------------------------------------------
       (State or Other Jurisdiction of Incorporation or Organization)


                                 23-1274455
- --------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)


          7201 Hamilton Boulevard, Allentown, Pennsylvania 18195-1501
- --------------------------------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)

 Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan
- --------------------------------------------------------------------------------
                            (Full Title of the Plan)

         James H. Agger, Vice President, General Counsel and Secretary
   Air Products and Chemicals, Inc., 7201 Hamilton Boulevard, Allentown, PA
                                 18195-1501
- --------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                 215-481-4911
- --------------------------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

===================================================================================================================

                                                       Proposed             Proposed
Title of Securities                   Amount           Maximum              Maximum              Amount of
to be Registered                      to be            Offering Price       Aggregate            Registration
                                      Registered       Per Share            Offering Price       Fee
- -------------------------------------------------------------------------------------------------------------------
Common Stock, par value $1            2,000,000        Not Applicable       $91,750,000          $31,637.93(1)
===================================================================================================================

In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


- -------------

(1) Determined pursuant to Rule 457(h) and (c) and based upon the average of the high and low prices of a share of Common Stock (i.e., $45.875 per share) as reported in the consolidated reporting system for December 16, 1994.

Air Products and Chemicals, Inc. (the "Company"), by the filing of this Registration Statement, hereby registers additional shares of common stock of the Company for offer and sale pursuant to the Retirement Savings and Stock Ownership Plan (the "Plan"), together with additional interests to be offered and sold pursuant to the Plan. These are securities of the same class as the securities registered on Form S-8, Registration Statement No. 33-49981, for offer and sale pursuant to the Plan. Accordingly, the contents of Registration Statement No. 33-49981 are incorporated herein by reference.


ITEM 8.  EXHIBITS.

         23.  Consent of Arthur Andersen LLP

         24.  Power of Attorney


                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, Commonwealth of Pennsylvania, on this 21st day of December, 1994.


                                          AIR PRODUCTS AND CHEMICALS, INC.
                                          (Registrant)



                                          By: /s/ James H. Agger
                                              -------------------------------
                                              James H. Agger*
                                              Vice President, General Counsel
                                              and Secretary


- ------------------
* James H. Agger, Vice President, General Counsel and Secretary, by signing his name hereto, signs this registration statement on behalf of the registrant and, for each of the persons indicated by asterisk on pages 3 and 4 hereof, pursuant to a power of attorney duly executed by such persons which is filed with the Securities and Exchange Commission herewith.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



       Signature                                     Title                               Date
       ---------                                     -----                               ----
                                           Director, Chairman of the Board,
/s/ Harold A. Wagner                       and Chief Executive Officer             December 21, 1994
- -----------------------                    (Principal Executive Officer)
    Harold A. Wagner


/s/ Gerald A. White                        Senior Vice President - Finance
- -----------------------                    (Principal Executive Officer)           December 21, 1994
    Gerald A. White


/s/ Paul E. Huck                           Corporate Controller                    December 21, 1994
- -----------------------                    (Principal Accounting Officer)
    Paul E. Huck


          *                                Director                                December 21, 1994
- -----------------------
    Dexter F. Baker



          *                                Director                                December 21, 1994
- -----------------------
    Tom. H. Barrett


          *                                Director                                December 21, 1994
- -----------------------
    L. Paul Bremer, III



          *                                Director                                December 21, 1994
- -----------------------
    Will C. Caldwell



          *                                Director                                December 21, 1994
- -----------------------
    Robert Cizik



          *                                Director                                December 21, 1994
- -----------------------
    Ruth M. Davis



          *                                Director                                December 21, 1994
- -----------------------
    Robert F. Dee

       Signature                          Title                                         Date
       ---------                          -----                                         ----
          *                              Director                                  December 21, 1994
- -----------------------
  Terry R. Lautenbach


          *                              Director                                  December 21, 1994
- -----------------------
     Walter F. Raab



          *                              Director                                  December 21, 1994
- -----------------------
      Judith Rodin



          *                              Director                                  December 21, 1994
- -----------------------
      Takeo Shiina



          *                              Director                                  December 21, 1994
- -----------------------
   Lawrason D. Thomas


         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Allentown, Commonwealth of Pennsylvania, on December 21, 1994.


                           AIR PRODUCTS AND CHEMICALS, INC.
                            RETIREMENT SAVINGS AND STOCK
                            OWNERSHIP PLAN
                             (The Plan)




                           By /s/ James H. Agger
                              --------------------
                              James H. Agger
                           Employee Benefit Plans Committee Chairman
                             and Member




                           By /s/ Arnold H. Kaplan
                              --------------------
                              Arnold H. Kaplan
                           Employee Benefit Plans Committee Member



                           By /s/ J. P. McAndrew
                              --------------------
                              J. P. McAndrew
                           Employee Benefit Plans Committee Member



                           By /s/ Harold A. Wagner
                              --------------------
                              Harold A. Wagner
                           Employee Benefit Plans Committee Member



                           By /s/ Gerald A. White
                              --------------------
                              Gerald A. White
                           Employee Benefit Plans Committee Member

                               INDEX TO EXHIBITS



23.      Consent of Arthur Andersen LLP

24.      Power of Attorney